NEWS RELEASE
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For Immediate Release
February 9, 2017

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results

DETROIT - February 9, 2017 -- Covisint Corporation (Nasdaq: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today announced financial results for the third quarter of fiscal 2017, which ended December 31, 2016.

"During the third quarter, we achieved total revenue of $16.6 million, which included $14.7 million in subscription revenue. We finished the quarter with over $30 million in cash, which was in-line with our expectations. Earlier, we announced our shift in focus towards our core heritage, the automotive vertical. I have been pleased with the progress we have made and the make-up of our new team. The quality of our pipeline is improving, and we are seeing new account opportunities, not only in Cloud Identity, but also in Connected Car,” said Covisint CEO, Sam Inman.

Third Quarter Fiscal 2017 Financial Highlights

Revenue

•	Total revenue was $16.6 million, a decrease of 13% compared to $19.2 million in the same period last year.

•	Subscription revenue was $14.7 million, a decrease of 3% compared to $15.3 million in the same period last year.

•	Services revenue was $1.9 million, a decrease of 51% compared to the same period last year.

Profitability

•	GAAP gross margin was 49%, compared to 48% in the prior fiscal quarter and 54% in the same period last year.

•	Non-GAAP gross margin was 56%, compared to 55% in the prior fiscal quarter and 58% in the same period last year.

•	GAAP net loss was $4.4 million or ($0.11) per diluted share, compared to net loss of $4.1 million or ($0.10) per diluted share in the same period last year.

•	Non-GAAP net loss was $3.5 million or ($0.09) per diluted share, compared to net loss of $3.8 million or ($0.09) per diluted share in the same period last year.

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

Balance Sheet

•	The Company had $30.4 million in cash and cash equivalents at December 31, 2016, compared with $34.8 million at September 30, 2016.

Third Quarter Fiscal 2017 Business Highlights

•	Featured in Forrester report, The Future of Identity And Access Management, October, 2016.

•	Showcased the Covisint IoT Platform at the Gartner Symposium / ITxpo in Orlando, in October, 2016.

•	Recognized as a winner at the 2016 Sogeti IoT Hackathon in November, 2016, finishing second for our Connected Baggage Tracking solution built for the world's largest airline.

•	Highlighted by Gartner analyst Earl Perkins for our Identity for IoT capabilities at Gartner Identity and Access Management Summit in Las Vegas, November, 2016.

•	Closed agreements with Chinese automotive OEMs, SAIC General Motors (SGM) and NextEV to launch their supplier engagement platforms in December, 2016.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization and impairment of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the expenses that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

Conference Call and Webcast Information

Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.

For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on February 9, 2017, through February 16, 2017. The U.S. toll-free replay dial-in number is 1-844-512-2921 and the international replay dial-in number is 1-412-317-6671. The replay passcode is 13653476.

About Covisint Corporation

Covisint is the connected company - we securely connect ecosystems of people, systems and things to enable new service offerings, optimize operations, develop new business models and ultimately enable the connected economy. Today, we support more than 2,000 organizations and connect to more than 212,000 business partners and customers worldwide. Learn more at www.covisint.com.

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Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

Investor Relations Contact
866-319-7659
investors@covisint.com

Media Contact
Brad Schechter, Vice President, Corporate Marketing
248-483-2097
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125
http://www.covisint.com

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

COVISINT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share Data)
(Unaudited)

	December 31, 2016	March 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$30,438	$39,681
Accounts receivable, net of allowance for doubtful accounts of $93 and $39 as of December 31, 2016 and March 31, 2016, respectively	8,266	12,836
Prepaid expenses	2,281	2,167
Other current assets	629	1,603
Total current assets	41,614	56,287
PROPERTY AND EQUIPMENT, NET	5,731	7,847
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	10,514	11,486
OTHER:
Goodwill	25,385	25,385
Deferred costs	291	580
Deferred tax asset, net	170	171
Other assets	173	289
Total other assets	26,019	26,425
TOTAL ASSETS	$83,878	$102,045
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,267	$5,061
Accrued commissions	1,993	1,071
Deferred revenue	12,589	15,952
Accrued expenses	1,525	2,377
Total current liabilities	22,374	24,461
DEFERRED REVENUE	423	3,595
ACCRUED LIABILITIES	2,310	2,327
DEFERRED TAX LIABILITY, NET	382	353
Total liabilities	25,489	30,736
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
Preferred stock, no par value - authorized 5,000,000 shares; none issued and outstanding	—	—
Common stock, no par value - authorized 50,000,000 shares; issued and outstanding 40,865,897 (40,490,928 issued and outstanding as of March 31, 2016)	—	—
Additional paid-in capital	163,644	161,997
Accumulated deficit	(104,842)	(90,527)
Accumulated other comprehensive loss	(413)	(161)
Total shareholders' equity	58,389	71,309
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$83,878	$102,045

See notes to consolidated financial statements.

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

COVISINT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
REVENUE	$16,646	$19,162	$51,261	$56,037
COST OF REVENUE	8,500	8,822	25,594	27,068
GROSS PROFIT	8,146	10,340	25,667	28,969
OPERATING EXPENSES:
Research and development	2,578	3,100	9,315	9,890
Sales and marketing	7,128	8,564	21,392	23,223
General and administrative	2,813	2,699	9,207	10,516
Total operating expenses	12,519	14,363	39,914	43,629
OPERATING LOSS	(4,373)	(4,023)	(14,247)	(14,660)
Other income (expense)	13	3	46	(28)
LOSS BEFORE INCOME TAX PROVISION	(4,360)	(4,020)	(14,201)	(14,688)
INCOME TAX PROVISION	40	52	114	96
NET LOSS	($4,400)	($4,072)	($14,315)	($14,784)
Basic and diluted loss per share	($0.11)	($0.10)	($0.35)	($0.38)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
Foreign currency translation adjustments	(144)	(72)	(252)	(154)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX	(144)	(72)	(252)	(154)
COMPREHENSIVE LOSS	($4,544)	($4,144)	($14,567)	($14,938)

See notes to consolidated financial statements.

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

COVISINT CORPORATION
RECONCILIATION OF U.S. GAAP TO NON-U.S. GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Gross profit	$8,146	$10,340	$25,667	$28,969
Gross margin	49%	54%	50%	52%
Adjustments:
Stock compensation expense	16	15	38	68
Amortization of capitalized software	1,152	802	3,147	2,611
Non-U.S. GAAP gross profit	$9,314	$11,157	$28,852	$31,648
Non-U.S. GAAP gross margin	56%	58%	56%	56%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Cost of revenue	$8,500	$8,822	$25,594	$27,068
Adjustments:
Stock compensation expense	16	15	38	68
Amortization of capitalized software	1,152	802	3,147	2,611
Non-U.S. GAAP cost of revenue	$7,332	$8,005	$22,409	$24,389

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Research and development	$2,578	$3,100	$9,315	$9,890
Adjustments:
Capitalized internal software costs	(746)	(1,039)	(2,175)	(2,565)
Stock compensation expense	11	23	26	76
Non-U.S. GAAP research and development	$3,313	$4,116	$11,464	$12,379

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Sales and marketing	$7,128	$8,564	$21,392	$23,223
Adjustments:
Stock compensation expense	93	69	211	410
Non-U.S. GAAP sales and marketing	$7,035	$8,495	$21,181	$22,813

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
General and administrative	$2,813	$2,699	$9,207	$10,516
Adjustments:
Stock compensation expense	371	410	1,144	1,785
Non-U.S. GAAP general and administrative	$2,442	$2,289	$8,063	$8,731

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Net loss	($4,400)	($4,072)	($14,315)	($14,784)
Adjustments:
Capitalized internal software costs	(746)	(1,039)	(2,175)	(2,565)
Stock compensation expense	491	517	1,419	2,339
Amortization of capitalized software and other intangibles	1,152	802	3,147	2,611
Non-U.S. GAAP net loss	($3,503)	($3,792)	($11,924)	($12,399)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Diluted EPS	($0.11)	($0.10)	($0.35)	($0.38)
Adjustments:
Capitalized internal software costs	(0.02)	(0.02)	(0.05)	(0.07)
Stock compensation expense	0.01	0.01	0.03	0.06
Amortization of capitalized software and other intangibles	0.03	0.02	0.08	0.07
Non-U.S. GAAP Diluted EPS	($0.09)	($0.09)	($0.29)	($0.32)

Covisint Corporation Announces Third Quarter Fiscal 2017 Financial Results
February 9, 2017

COVISINT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Nine Months Ended December 31,
	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	($14,315)	($14,784)
Adjustments to reconcile net loss to cash provided by (used in) operations:
Depreciation and amortization	5,410	5,144
Deferred income taxes	50	64
Stock award compensation	1,419	2,339
Other	3	—
Net change in assets and liabilities:
Accounts receivable	4,497	5,684
Other assets	1,236	4,611
Accounts payable and accrued expenses	1,809	(2,600)
Deferred revenue	(6,475)	(8,101)
Net cash used in operating activities	(6,366)	(7,643)
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(189)	(3,772)
Capitalized software	(2,175)	(2,565)
Proceeds from asset disposals	—	33
Net cash used in investing activities	(2,364)	(6,304)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Vendor financing payments	(614)	(548)
Net proceeds from exercise of stock awards	239	2,074
Net cash provided by (used in) financing activities	(375)	1,526
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(138)	(41)
NET CHANGE IN CASH	(9,243)	(12,462)
CASH AT BEGINNING OF PERIOD	39,681	50,077
CASH AT END OF PERIOD	$30,438	$37,615

See notes to consolidated financial statements.